                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [X] Definitive proxy statement

     [ ] Definitive additional materials

     [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
                         CHICAGO RIVET & MACHINE CO.
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                (Name of Registrant as Specified in Its Charter)
                         CHICAGO RIVET & MACHINE CO.
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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

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     [ ] Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

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     (2) Form, schedule or registration statement no.:

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     (3) Filing party:

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     (4) Date filed:

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

                          CHICAGO RIVET & MACHINE CO.
                                 P.O. BOX 3061
                               901 FRONTENAC ROAD
                           NAPERVILLE, ILLINOIS 60566

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                             TO BE HELD MAY 8, 2001

To the Shareholders of
  CHICAGO RIVET & MACHINE CO.

     Notice is hereby given that the Annual Meeting of Shareholders of CHICAGO RIVET & MACHINE CO., an Illinois corporation (the "Company"), will be held at the Company's principal offices, 901 Frontenac Road, Naperville, Illinois, on Tuesday, May 8, 2001 at 10:00 A.M., Chicago time, for the following purposes:

          1. To elect a Board of seven directors, to serve until the next Annual Meeting of Shareholders and until their successors are elected and shall qualify; and

          2. To consider and act upon such other matters as may properly come before the meeting.

     Shareholders of record at the close of business on March 19, 2001 will be entitled to notice of and to vote at this Annual Meeting and at any adjournments or postponements thereof.

     A copy of the Annual Report of the Company for the year ended December 31, 2000, which contains Financial Statements, is enclosed.

     You are requested to sign, date and return the accompanying proxy card in the enclosed envelope, whether or not you expect to attend the meeting in person.

     Your cooperation is respectfully solicited and appreciated.

                                          By order of the Board of Directors

                                          KIMBERLY A. KIRHOFER, Secretary

Naperville, Illinois
March 30, 2001

     YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, WE REQUEST THAT YOU EXECUTE AND RETURN THE ENCLOSED PROXY PROMPTLY.

                          CHICAGO RIVET & MACHINE CO.
                                 P.O. BOX 3061
                               901 FRONTENAC ROAD
                           NAPERVILLE, ILLINOIS 60566

                                PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 8, 2001

     This Proxy Statement is furnished to the holders of common stock, $1.00 par value per share ("Common Stock"), of Chicago Rivet & Machine Co., an Illinois corporation (the "Company"). Proxies are being solicited on behalf of the Board of Directors of the Company to be used at the Annual Meeting of Shareholders (the "Annual Meeting") to be held on Tuesday, May 8, 2001 at the Company's principal offices, 901 Frontenac Road, Naperville, Illinois, at 10:00 A.M., Chicago time, and at any adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders (the "Notice"). The Company's Annual Report to Shareholders for the year ended December 31, 2000, including financial statements, this Proxy Statement, the Notice and the attached form of proxy are first being mailed to shareholders on or about March 30, 2001.

     Each shareholder of record at the close of business on March 19, 2001, the record date stated in the Notice, is entitled to vote at the meeting and at any adjournments or postponements thereof. On the record date, there were outstanding 967,132 shares of Common Stock, each entitled to one vote. No other shares of the Company of any other class were outstanding.

     Any shareholder giving a proxy has the power to revoke it at any time prior to the exercise thereof by executing and delivering to the Secretary of the Company at the above address a subsequent proxy or a written notice of revocation of the proxy, or by attending the Annual Meeting and voting in person. In the absence of any contrary written direction in the proxy, each proxy will be voted for the election of the nominees for director named in this proxy statement and in the proxy, and, in the best judgment of the persons named in the proxy as representatives, upon any other matters which may properly come before the Annual Meeting.

     Proxies will be solicited by mail and may also be solicited by personal interview, telephone, telecopy and telegram. Solicitation will be made on a part-time basis by directors and officers of the Company and by other managerial employees, who will receive no compensation therefor other than their regular salary. The Company will arrange for brokerage houses, nominees and other custodians holding Common Stock of record to forward proxy soliciting material to the beneficial owners of such shares, and will reimburse such record owners for the reasonable out-of-pocket expenses incurred by them. The cost of the solicitation of proxies will be borne by the Company.

     The Board of Directors of the Company does not intend to bring any matters before the Annual Meeting except those indicated in the Notice and does not know of any matter which anyone else may properly present for action at the Annual Meeting. If any other matters properly come before the Annual Meeting, however, the persons named in the enclosed proxy, or their duly constituted substitutes acting at the Annual Meeting, will be authorized to vote or otherwise act thereon in accordance with their judgment on such matters.

                             PRINCIPAL SHAREHOLDERS

     The persons listed in the table below are known by the Company to be beneficial owners of more than five percent of the Company's outstanding Common Stock.

                                                              NUMBER OF SHARES       PERCENT
                                                           BENEFICIALLY OWNED AS        OF
                    NAME AND ADDRESS                        OF JANUARY 31, 2001      CLASS(1)
                    ----------------                       ---------------------     --------
John A. Morrissey and
Walter W. Morrissey
  1301 W. 22nd Street
  Oak Brook, Illinois 60521..............................        174,572(2)           18.1%
Dimensional Fund Advisors, Inc.
  1299 Ocean Avenue, 11th Floor
  Santa Monica, California 90401.........................         72,800(2)            7.5%

---------------
(1) The percent of class figures in this table and throughout this proxy statement are based upon the number of the outstanding shares of the Company as of January 31, 2001 (967,132).

(2) The nature of the beneficial ownership of these shares is discussed in the following paragraphs.

     John A. Morrissey and Walter W. Morrissey may be deemed to constitute a group within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, and each may be deemed therefore to be the beneficial owner of the shares beneficially owned by the other. As of January 31, 2001, John A. Morrissey beneficially owned 90,452 shares (9.4%) with sole voting and investment power. As of January 31, 2001, Walter W. Morrissey beneficially owned 84,120 shares (8.7%) with sole voting and investment power. The group consisting of John A. Morrissey and Walter W. Morrissey may be deemed to be a beneficial owner of a total of 174,572 shares (18.1%).

     Dimensional Fund Advisors, Inc. ("Dimensional"), filed a Schedule 13G with the Securities Exchange Commission on February 2, 2001 in which it stated that it beneficially owned 72,800 shares of Common Stock as of December 31, 2000, all of which shares are owned by four investment companies registered under the Investment Company Act of 1940 for which Dimensional serves as investment manager. In its Schedule 13G, Dimensional disclaimed beneficial ownership of all such shares.

                             ELECTION OF DIRECTORS

     A Board of seven directors is to be elected at the Annual Meeting, to serve until the next Annual Meeting and until their successors shall have been elected and shall qualify. The shares represented by proxies received by the Board of Directors will be voted, in the absence of any contrary direction therein, for the election of the nominees hereinafter listed and described. The Board of Directors believes that the persons named will be available, but, if any nominee is unable or unwilling to serve as director, the proxies will be voted for another individual to be selected by the Board of Directors.

     A majority of the outstanding Common Stock shares of the Company will constitute a quorum at the Annual Meeting. Election as a director requires a plurality of the votes cast at the Annual Meeting, so the seven nominees who receive the largest number of votes cast will be elected as directors. An affirmative vote of a majority of the shares present in person or by proxy and entitled to vote at the Annual Meeting is required for approval of any proposal submitted to shareholders (except for election of directors). Abstentions, withheld votes and broker non-votes are counted for purposes of determining the presence or absence of a quorum. Abstentions are counted as votes against a proposal, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved. For any nominee, withheld votes will have no effect on the election of that nominee.

     In the election of directors, voting rights are cumulative, which means that each shareholder is entitled to as many votes as are equal to the number of his shares multiplied by the number of directors to be elected (seven). Each shareholder may cast all of such votes for one nominee or may distribute them among two or more nominees in his discretion. In the absence of any contrary written direction in the proxy, the proxy will confer discretionary authority on the persons named therein as representatives to cumulate votes selectively among the nominees in the manner just described.

                        SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth certain information regarding the Board of Directors, the Board of Directors' nominees for director and each executive officer of the Company named in the Summary Compensation Table (the "Named Executives"), including their ages, principal occupations and beneficial ownership of common shares of the Company, and information regarding the beneficial ownership of such shares by all directors and executive officers of the Company as a group:

                                                                                    NUMBER OF
                                                                                      SHARES
                                                                   SERVED AS       BENEFICIALLY      PERCENT
                                                                   A DIRECTOR      OWNED AS OF         OF
             NAME               AGE       PRINCIPAL OCCUPATION       SINCE       JANUARY 31, 2001     CLASS
             ----               ---       --------------------     ----------    ----------------    -------
John A. Morrissey.............  65     Chairman of the Board &        1968            90,452           9.4%(1)
                                         Chief Executive Officer
                                         of the Company;
                                         President and Director,
                                         Algonquin State Bank
Walter W. Morrissey...........  58     Attorney at Law                1972            84,120           8.7%(2)
John C. Osterman..............  49     President, Chief Operating     1988             4,000           0.4%(3)
                                         Officer & Treasurer of
                                         the Company
William T. Divane, Jr. .......  58     President and Chairman of      1999             2,000           0.2%(4)
                                         the Board of Divane
                                         Bros. Electric Co.
John R. Madden................  63     Chairman of the Board of       1980               200          0.02%(5)
                                         Directors of the First
                                         National Bank of
                                         LaGrange
Edward L. Chott...............  65     Chairman of the Board &        2000                --             --(6)
                                         Chief Executive Officer
                                         of The Broaster Co.
Nirendu Dhar..................  59     General Manager                 --                 --             --(7)
                                         of H & L Tool Company
Donald P. Long................  49     Vice President-Sales of         --                 50             --(8)
                                         the Company
All directors and executive
  officers as a group.........                                         --            181,022          18.7%

---------------
(1) Mr. John A. Morrissey has been Chairman of the Board of the Company since 1979 and Chief Executive Officer since 1981. He has been President and a director of Algonquin State Bank, Algonquin, Illinois, for more than five years, and is also a director of The First National Bank of LaGrange, LaGrange, Illinois, and is President and a director of The First Algonquin Company, LaGrange, Illinois. He is a brother of Director Walter W. Morrissey. All of the shares listed above as beneficially owned by Mr. John
    A. Morrissey are beneficially owned by him with sole voting and investment power. The foregoing amount does not include shares directly owned by Walter W. Morrissey in his individual capacity. See "Principal Shareholders." Mr. Morrissey's address is Chicago Rivet & Machine Co., 901 Frontenac Road, Naperville, Illinois 60566.

(2) Mr. Walter W. Morrissey has been a partner in the law firm of Morrissey & Robinson, formerly known as Morrissey Robinson & Kabat, Oak Brook, Illinois, for more than five years. Mr. Walter W. Morrissey is a director of The First Algonquin Company, LaGrange, Illinois and a director of Algonquin State Bank, Algonquin, Illinois. He is a brother of Director John A. Morrissey. All of the shares listed above as beneficially owned by Mr. Walter W. Morrissey are beneficially owned by him with sole voting and investment power. The foregoing amount does not include shares directly owned by John
    A. Morrissey in his individual capacity. See "Principal Shareholders." The law firm of Morrissey & Robinson was retained by the Company to perform certain legal services in 1999 and 2000 and has been retained by the Company during the current year to perform additional legal services. Mr. Morrissey's address is 1301 West 22nd Street, Suite 401, Oak Brook, Illinois 60521.

(3) Mr. Osterman has been President, Chief Operating Officer and Treasurer of the Company since September, 1987. Of the shares listed above as beneficially owned by Mr. Osterman, 600 (0.06%) are beneficially owned by him with sole voting and investment power, 2,800 (0.29%) are beneficially owned by him in joint tenancy with his wife, with shared voting and investment power, and 600 (0.06%) are beneficially owned by his wife. Mr. Osterman expressly disclaims beneficial ownership with respect to the 600 shares owned by his wife. Mr. Osterman's address is Chicago Rivet & Machine Co., 901 Frontenac Road, Naperville, Illinois 60566.

(4) Mr. Divane has been President and Chairman of the Board of Directors of Divane Bros. Electric Co. (an electrical contractor) for more than five years. All of the shares listed as beneficially owned by him are owned with sole voting and investment power. Mr. Divane's address is 2424 N. 25th Avenue, Franklin Park, Illinois 60131.

(5) Mr. Madden has been Chairman of the Board of Directors of The First National Bank of LaGrange, LaGrange, Illinois, for more than five years. In addition, he is Chairman of the Board of Directors of F.N.B.C. of LaGrange, Inc., Hinsdale, Illinois (a bank holding company), Chairman of the Board of Directors of The First Algonquin Company, LaGrange, Illinois, and Chairman of the Board of Directors of the State Bank of Illinois, formerly known as West Chicago State Bank, West Chicago, Illinois. All of the shares listed as beneficially owned by him are owned with sole voting and investment power. Mr. Madden's address is F.N.B.C. of LaGrange Inc., 15 Salt Creek Lane, Suite 322, Hinsdale, Illinois 60521.

(6) Mr. Chott has been Chairman of the Board and Chief Executive Officer of The Broaster Co. (a restaurant equipment manufacturer and food distributor) for more than five years. Mr. Chott's address is 17 Lake Ridge Club Ct., Burr Ridge, Illinois 60521.

(7) Mr. Dhar has been employed as General Manager of the Company's subsidiary, H & L Tool Company, Inc., since 1996. Mr. Dhar was employed as Plant Manager and Chief Engineer of H & L Tool Company, Inc. prior to the Company's acquisition of H & L Tool Company for more than five years. Mr. Dhar's address is H & L Tool Company, Inc., 32701 Dequindre Rd., Madison Heights, Michigan 48071.

(8) Mr. Long has been Vice President-Sales of the Company since November, 1994 and was Director of Sales and Marketing of the Company from March, 1993 through November, 1994. Prior to that, he was employed by Townsend Engineered Products, a maker of rivets, cold-formed fasteners and rivet setting equipment in various sales management positions for more than five years. Mr. Long's address is Chicago Rivet & Machine Co., 901 Frontenac Road, Naperville, Illinois 60566.

                  ADDITIONAL INFORMATION CONCERNING THE BOARD
                          OF DIRECTORS AND COMMITTEES

     The Board of Directors of the Company held a total of seven meetings during 2000.

     The Board of Directors has appointed an Audit Committee, which presently consists of Directors Edward L. Chott, William T. Divane, Jr., and John R. Madden, each of whom is an "independent director" under the rules of the American Stock Exchange, the Exchange on which the Company's stock is traded. The Audit Committee met twice during 2000. The duties of the Audit Committee include recommendation of the independent auditor to be selected by the Board of Directors, review of the arrangements and scope of the independent auditor's examination, review of internal accounting procedures and controls, and review of the independence of the auditor in regard to the Company and its management. The Board of Directors has adopted a written charter for the Audit Committee, a copy of which is included as an appendix to this proxy statement.

     The Board of Directors has also appointed a Compensation Committee, which presently consists of Directors William T. Divane, Jr., John R. Madden and Walter W. Morrissey. The duties of the Compensation Committee include considering and recommending to the Board of Directors the compensation and benefits of all officers of the Company and the development of general policies relating to compensation and benefits of employees of the Company. The Compensation Committee met twice during 2000.

     The Board of Directors has also appointed an Executive Committee, which presently consists of Directors John R. Madden, John A. Morrissey, Walter W. Morrissey and John C. Osterman. Under the By-Laws of the Company and the resolution of the Board of Directors appointing the Executive Committee, the Executive Committee has all of the authority of the Board of Directors in the management of the Company, except as otherwise required by law. The Executive Committee met eleven times during 2000.

     The Company does not have a Nominating Committee.

     Directors of the Company who are also officers receive no compensation for their services as directors or as members of any committee of the Board of Directors, apart from their regular compensation for services as such officers. Each director who is not an officer of the Company receives a director's fee of $9,000 per year and a $1,250 fee for attendance at each meeting of the Board of Directors. Each member of the Executive Committee who is not an officer of the Company receives an additional fee of $10,000 per year and a $350 fee for attendance at each meeting of the Executive Committee.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934 requires that the Company's directors, executive officers and persons who own more than 10% of the Company's Common Stock file reports of ownership and changes in ownership with the Securities and Exchange Commission. Such persons are also required to furnish the Company with copies of all Section 16(a) forms they file. Based solely on the Company's review of copies of such forms, the Company is not aware that any of its directors, executive officers or 10% shareholders failed to comply with the filing requirements of Section 16(a) during the period commencing January 1, 2000 and ending December 31, 2000, except that Mr. Chott was late in filing a Form 3 following his election to the Board of Directors in May 2000, and Mr. Divane was late in filing a Form 4 in connection with his purchase of additional Common Stock in May, 2000.

                             EXECUTIVE COMPENSATION

     The Summary Compensation Table below includes individual compensation information regarding compensation paid by the Company with respect to the fiscal years ended December 31, 2000, 1999 and 1998 to all executive officers of the Company whose salary and bonus exceed $100,000.

     The Company does not provide stock options, stock appreciation rights or other long-term incentive plan awards to its executive officers.

                           SUMMARY COMPENSATION TABLE

                                                      ANNUAL COMPENSATION
                                                      -------------------       ALL OTHER
        NAME & PRINCIPAL POSITION             YEAR     SALARY      BONUS     COMPENSATION(1)
        -------------------------             ----     ------      -----     ---------------
John A. Morrissey -- Chairman and             2000    $206,264    $55,000        --
  Chief Executive Officer                     1999    $196,264    $75,000        --
                                              1998    $184,406    $75,000        --
John C. Osterman -- President, Chief          2000    $188,203    $35,000        $7,253
  Operating Officer and Treasurer             1999    $179,687    $55,000        $9,827
                                              1998    $169,375    $55,000        $8,617
Donald P. Long -- Vice President -- Sales     2000    $127,000    $ 8,000        $5,610
                                              1999    $120,437    $10,500        $7,820
                                              1998    $113,375    $ 9,500        $6,508

---------------
(1) Includes premium on term life insurance and Company contributions to the Employees' Trust. The Company provides a group term life insurance policy to each executive officer of the Company in the amount of two times annual salary, except that no insurance policy is provided to John A. Morrissey; premiums paid for Mr. Osterman's policy were $1,533, $1,638, and $1,558 for 2000, 1999 and 1998, respectively, and premiums paid for Mr. Long's policy were $1,067, $1,119, and $1,087, for 2000, 1999, and 1998, respectively. The amounts allocated to Mr. Osterman under the Employees' Trust for 2000, 1999 and 1998 were $5,720, $8,189, and $7,059, respectively, and the amounts allocated to Mr. Long under the Employees' Trust for 2000, 1999, and 1998 were $4,543, $6,701, and $5,421, respectively. The value of any perquisites granted to each executive officer identified above did not exceed the lesser of $50,000 or ten percent of such officer's annual salary and bonus and is not included in the above amounts.

PROFIT SHARING PLAN

     The Chicago Rivet & Machine Co. Profit Sharing Trust (the "Employees' Trust") is a part of the Chicago Rivet & Machine Co. Profit Sharing Plan (the "Plan") established by the Company for the benefit of its officers and employees. Participants eligible to share in Company contributions include all employees of the Company who have completed one year of service with the Company.

     The Company makes contributions to the Employees' Trust pursuant to a formula based on the Company's annual earnings. The Company may also contribute such other amounts out of current or retained earnings as may be determined by the Board of Directors. The Company's contributions are allocated among eligible participants in proportion to their respective compensation.

     Each participant has a balance in the Employees' Trust consisting of his share of Company contributions, amounts forfeited by other participants and trust fund earnings. Each participant's balance vests over a five-year period, beginning after his third year of employment. Full vesting also occurs, regardless of length of employment, when a participating employee reaches normal retirement age, dies or becomes permanently and totally disabled.

     The Plan also contains a 401(k) feature pursuant to which participants may elect to have a portion (up to 10%) of their compensation (but not to exceed the maximum permitted by law) contributed to the Employees' Trust in lieu of receiving it in cash. Each eligible employee, for this purpose, becomes a participant on the first day of the month following completion of 60 days of employment. These contributions are always fully vested and nonforfeitable.

     Participants may also make nondeductible voluntary contributions (after-tax) of up to 10% of compensation to their account in the Employees' Trust, which vest immediately. Company contributions and voluntary contributions received by the Employees' Trust are held and invested by the Trustee, subject to direction as to asset allocation by the administrative committee for the Employees' Trust. 401(k) contributions made to the Employees' Trust are invested in accordance with participants' investment directions among certain investment funds established by the administrative committee and sponsored by the Trustee.

     Distribution of a participant's vested balance is made on termination of employment, or later, if the participant so requests, subject to certain limitations. Generally, distribution is made in a lump sum or in installments extending over no more than 10 years. Participants may request a loan from the Plan of an amount that does not exceed the lesser of 50% of the participant's 401(k) contributions or $50,000. Voluntary contributions may be withdrawn as of the last business day of any calendar quarter.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Director Walter W. Morrissey, who serves on the Company's Compensation Committee, is a partner in the law firm of Morrissey & Robinson, formerly known as Morrissey Robinson & Kabat, which was retained by the Company to perform legal services in 1999 and 2000 and has been retained by the Company during the current year to perform additional legal services. Walter W. Morrissey is also a brother of Chief Executive Officer and Chairman of the Board of Directors John A. Morrissey.

     In the last completed fiscal year, Chief Executive Officer and Chairman of the Board of Directors John A. Morrissey has served as an officer and a director of The First Algonquin Company. Director John R. Madden, who serves on the Company's Compensation Committee, is an executive officer of The First Algonquin Company. Director Walter W. Morrissey is also a director of The First Algonquin Company.

                      REPORT OF COMPENSATION COMMITTEE ON
                             EXECUTIVE COMPENSATION

EXECUTIVE COMPENSATION OBJECTIVES

     Chicago Rivet is a leader in the fastener industry, manufacturing rivets, standard and speciality cold-formed fasteners, screw machine products and automated assembly equipment, primarily for the automotive and appliance industries. The industry is characterized by intense competition for customers, market share and executive talent. The objective of the Executive Compensation Program of the Company (the "Program") is to attract, retain, motivate and reward key executives whose contributions are critical to ensuring the long-term success of the Company and increasing profitability, thereby enhancing shareholder value. The Compensation Committee consists of three members of the Board of Directors ( the "Board") who are not eligible to participate in the Program. The duties of the Compensation Committee include considering and recommending to the Board of Directors the compensation and benefits of all officers of the Company and developing general policies relating to compensation and benefits of the employees of the Company. The Compensation Committee met twice during 2000.

EXECUTIVE COMPENSATION PRINCIPALS

     The elements of total compensation for Company executives are base salary and cash bonuses. The following principals guided compensation decisions for key executives of the Company: compensation opportunity is related to performance; compensation decisions are designed to achieve financial objectives, build shareholder value and reward individual and corporate performance; compensation is competitive and equitable; and the proportion of total pay that is at risk against individual and Company performance objectives increases with the more senior positions. The Committee also considers the experience, length of service and consistent performance of each individual executive when setting compensation levels. The competitors of the Company for executive talent are not necessarily the same companies that are selected to compare shareholder returns (see Stock Performance Graph, page 13) because the Company requires executives with skills from diverse backgrounds.

CEO COMPENSATION

     John A. Morrissey has been Chairman of the Board of the Company since 1979 and Chief Executive Officer ("CEO") since 1981. The 2000 base salary and cash bonus for the CEO were determined in accordance with the performance goals referred to above. The Company's net income in 2000 was $2.656 million compared to $3.454 million (including a charge of $632,000 related to product recall) in 1999. The factors considered in fixing the annual salary and cash bonus for performance year 2000 of the CEO were set, taking into consideration a competitive range of compensation, the Company's financial results compared to prior years, other companies within its industry, and the achievement of internal and external strategic goals of the Company.

COMPENSATION DEDUCTIBILITY

     Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), generally disallows a tax deduction to public companies for compensation in excess of $1 million paid to the companies' CEO or any of the four other most highly compensated executive officers. Certain performance-based compensation, however, is exempt from the deduction limit. Given the amount of compensation paid the CEO and the four other most highly compensated executive officers, the limits on deductibility of Section 162(m) of the Code on the Company's tax return are not applicable to the Company.

     The Compensation Committee believes that the described executive compensation policy serves the interests of the shareholders and the Company.

                                              Committee Members:

                                              William T. Divane, Jr.
                                              John R. Madden
                                              Walter W. Morrissey

STOCK PERFORMANCE GRAPH

     The graph set forth below shows the cumulative total shareholder return(1) (i.e., price change plus reinvestment of dividends) of the Company's Common Stock during the five-year period ended December 31, 2000, as compared to the Total Return Index for the American Stock Exchange (US) and the Dow Jones Auto Parts Index.

                  COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN
         AMONG CHICAGO RIVET & MACHINE CO., THE TOTAL RETURN INDEX FOR
      THE AMERICAN STOCK EXCHANGE (US), AND THE DOW JONES AUTO PARTS INDEX

                              [PERFORMANCE GRAPH]

                                                                        Cumulative Total Return
---------------------------------------------------------------------------------------------------------------
                                                         12/95    12/96    12/97    12/98    12/99    12/00
---------------------------------------------------------------------------------------------------------------
 Chicago Rivet & Machine Co.                              100      114      212      198      188      145
---------------------------------------------------------------------------------------------------------------
 Total Return Index for the American Stock Exchange
   (US)                                                   100      102      127      136      174      179
---------------------------------------------------------------------------------------------------------------
 Dow Jones Auto Parts Index                               100      118      151      150      153      112
---------------------------------------------------------------------------------------------------------------

---------------
(1) Cumulative total shareholder return assumes reinvestment of dividends. The above graph assumes $100 was invested on December 31, 1995, in Chicago Rivet & Machine Co., in the Total Return Index for the American Stock Exchange
    (US), and the Dow Jones Auto Parts Index. The values shown in the graph above are as of the end of each period indicated.

                             AUDIT COMMITTEE REPORT

     The Audit Committee of the Board of Directors is composed of three directors who are independent directors as defined by the rules of the American Stock Exchange. The Audit Committee operates under a charter approved by the Board of Directors. A copy of the Charter is included as Appendix A to this proxy statement.

     Management is responsible for the Company's financial statements and the financial reporting process and has represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles. The independent accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and for issuing a report thereon. The Audit Committee is responsible for oversight of these processes. The Audit Committee has reviewed and discussed these statements with members of management and with the independent accountants.

     Further, the Audit Committee has discussed with the independent accountants the matters required to be discussed by statement on Auditing Standards No. 61, Communication with Audit Committees, as amended. The Audit Committee has discussed the independent accountants' independence , including the matters in the written disclosures provided to the Audit Committee as required by Independence Standards Board Standard No.1, "Independence Discussions with Audit Committees," with both management and with the independent accountants.

     The Audit Committee also considered the impact that non-audit services provided by the independent accountants may have upon the accountants' independence. During 2000, fees paid to the independent accountant totaled approximately $352,000. Of this amount, $133,000 represents audit fees and $219,000 represents consulting fees in connection with the implementation of new data processing software and systems.

     Based upon the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for 2000, which will be filed with the Securities and Exchange Commission. The Audit Committee has also recommended, and the board has approved the engagement of PricewaterhouseCoopers as independent accountants for 2001.

Edward L. Chott               William T. Divane, Jr.              John R. Madden

March 14, 2001

                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     The firm of PricewaterhouseCoopers LLP served as the Company's independent certified public accountants for 2000. The Board of Directors has again designated that firm as the Company's independent certified public accountants for 2001. A representative of that firm is expected to be present at the Company's 2001 Annual Meeting of Shareholders with the opportunity to make a statement, if so desired, and to be available to respond to appropriate questions.

                     SHAREHOLDER PROPOSALS AND NOMINATIONS

     Shareholder proposals for inclusion in proxy materials for the Company's 2002 Annual Meeting should be addressed to the Company's Secretary, P.O. Box 3061, 901 Frontenac Road, Naperville, Illinois 60566, and must be received by the Company on or before November 30, 2001.

     Shareholder proposals intended to be presented at the Company's 2002 Annual Meeting pursuant to Rule 14a-8 under the Exchange Act must be received by the Company at the Company's principal executive offices by November 30, 2001. In order for shareholder proposals made outside of Rule 14a-8 under the Exchange Act to be considered "timely" within the meaning of Rule 14a-4(c) under the Exchange Act, such proposals must be received by the Company at the Company's principal executive offices by December 30, 2001. The Company's By-Laws require that proposals of shareholders made outside of Rule 14a-8 under the Exchange Act must be submitted in accordance with the requirements of the By-Laws, not later than December 30, 2001 and not earlier than November 30, 2001. However, if the annual meeting is called for a date not within 30 days before or after such anniversary date, such nominations or proposals must be received by the Company not later than the close of business on the 10th day following the date notice of the annual meeting was mailed or a public announcement of the annual meeting was made, whichever first occurs. To be in proper written form, a shareholder nomination or proposal must set forth the information prescribed in the Company's By-Laws.

                                 OTHER MATTERS

     It is not presently expected that any matters other than the election of directors will be brought before the meeting. If, however, other matters do come before the meeting, it is the intention of the persons named as representatives in the accompanying proxy to vote in accordance with their judgment on such matters.

              ANNUAL REPORT TO SECURITIES AND EXCHANGE COMMISSION

     A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2000, FILED BY THE COMPANY WITH THE SECURITIES AND EXCHANGE COMMISSION, WITHOUT EXHIBITS, WILL BE FURNISHED WITHOUT CHARGE TO ANY SHAREHOLDER OF RECORD OR BENEFICIAL OWNER OF COMMON SHARES OF THE COMPANY UPON WRITTEN REQUEST TO THE SECRETARY, CHICAGO RIVET & MACHINE CO., P.O. BOX 3061, 901 FRONTENAC ROAD, NAPERVILLE, ILLINOIS 60566.

                                          By order of the Board of Directors

                                          KIMBERLY A. KIRHOFER, Secretary

Naperville, Illinois
March 30, 2001

                                                                      APPENDIX A

                                AUDIT COMMITTEE
                           OF THE BOARD OF DIRECTORS
                         OF CHICAGO RIVET & MACHINE CO.

                                    CHARTER

I.  PURPOSE

     The primary function of the Audit Committee is to assist the Board of Directors by reviewing: the Corporation's systems of internal controls regarding finance and accounting that management and the Board have established; and the Corporation's auditing, accounting and financial reporting processes generally. The Audit Committee is supportive of appropriate improvement of the Corporation's finance and accounting policies, procedures and practices. The Audit Committee's primary duties and responsibilities are to:

     - Serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control system.

     - Review and appraise the audit efforts of the Corporation's independent accountants.

     - Provide an open avenue of communication among the independent accountants, financial and senior management and the Board of Directors.

     The Audit Committee will primarily fulfill these responsibilities carrying out the activities enumerated in Section IV of this Charter.

II.  COMPOSITION

     The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Corporation or an outside consultant.

     The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board and shall serve for one year terms, or until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

III.  MEETINGS

     The Committee shall meet at least two times annually, or more frequently as circumstances dictate. The meetings may be conducted in person or by telephonic means. As part of its job to foster open communication, the Committee should meet at least annually with management and the independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believes should be discussed privately.

IV.  RESPONSIBILITIES AND DUTIES

     To fulfill its responsibilities and duties the Audit Committee shall:

DOCUMENTS/REPORTS REVIEW

      1. Review and update this Charter periodically, at least annually, as conditions dictate.

      2. Review the organization's annual financial statements and Form 10-K prior to its filing, including any certification, report, opinion or review rendered by the independent accountants.

INDEPENDENT ACCOUNTANTS

      3. Recommend to the Board of Directors the selection of the independent accountants, considering independence and effectiveness and approve the fees and other compensation to be paid to the independent accountants. On an annual basis, the Committee should review and discuss with the accountants all significant relationships the accountants have with the Corporation to confirm the accountants' independence.

      4. Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant.

      5. Periodically consult with the independent accountants out of the presence of management about internal controls and the fullness and accuracy of the organization's financial statements.

FINANCIAL REPORTING PROCESSES

      6. In consultation with the independent accountants, review the integrity of the organization's financial reporting processes, both internal and external.

      7. Consider the independent accountants' judgments about the quality and appropriateness of the Corporation's accounting practices applied in its financial reporting.

      8. Consider and approve, if appropriate, major changes to the Corporation's auditing and accounting practices as suggested by the independent accountants or management.

PROCESS IMPROVEMENT

      9. Establish regular and separate systems of reporting to the Audit Committee by each of management and the independent accountants regarding any significant judgments in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

     10. Following completion of the annual audit, review separately with each of management and the independent accountants regarding any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

     11. Review any significant disagreement among management and the independent accountants in connection with the preparation of the financial statements.

     12. Review with the independent accountants and management the extent to which change or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented. (This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Committee.)

                             CHICAGO RIVET & MACHINE CO.
            P.O. BOX 3061, 901 FRONTENAC ROAD, NAPERVILLE, ILLINOIS 60566

P                           -----------------------------
                 PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
R
   The undersigned hereby constitutes and appoints John A. Morrissey, Walter W. O Morrissey and John R. Madden, and each of them, as the proxies and representatives of the undersigned, with full power of substitution, to vote X all common shares of Chicago Rivet & Machine Co. which the undersigned would be entitled to vote, with all powers which the undersigned would have if Y personally present, at the Annual Meeting of Shareholders to be held on
   May 8, 2001, and at any adjournments or postponements thereof, as designated below.

   1. Election of the following seven directors:  John A. Morrissey, Walter W.         COMMENTS: (change of address)
   Morrissey, John C. Osterman, William T. Divane, Jr., John R. Madden,
   Edward L. Chott and Nirendu Dhar.                                                   ----------------------------------------

   Except with respect to any nominee for whom authority to vote is withheld, a        ----------------------------------------
   vote FOR ALL NOMINEES includes discretionary authority (i) to cumulate votes
   selectively among the nominees, and (ii) to vote for a substituted nominee if       ----------------------------------------
   any of the nominees listed becomes unable or unwilling to serve.
                                                                                       ----------------------------------------
   2. In their discretion, upon such other matters as may properly come before         (If you have written in the above space,
   the meeting.                                                                        please mark the corresponding box on the
                                                                                       reverse side of this card.)

   YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOX ON THE REVERSE SIDE.             SEE REVERSE
   IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES.                                           SIDE



   -----------------------------------------------------------------------------
                                FOLD AND DETACH HERE

                                                                            6040


[X] PLEASE MARK YOUR
    VOTES AS IN THIS
    EXAMPLE.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED BELOW.  IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL
NOMINEES.
------------------------------------------------------------------------------------------------------------------------------------
                                    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR SUCH NOMINEES.
------------------------------------------------------------------------------------------------------------------------------------
             FOR ALL NOMINEES      WITHHELD as to
         (except as marked below)   ALL NOMINEES
1. Election of     [  ]                 [  ]          2. In their discretion, the Proxies are authorized to
   Directors                                             vote upon such other business as may properly
    (See Reverse)                                        come before the meeting.

To withhold authority to vote for any individual
nominee, write that nominee's name on the line
below.                                                                                                      Change of Address/
                                                                                                              Comments on    [  ]
------------------------------------------                                                                    Reverse Side

------------------------------------------------------------------------------------------------------------------------------------

                                                                         The signer hereby revokes all proxies heretofore given by
                                                                         the signer to vote at said meeting or any adjournments or
                                                                         postponements thereof.

                                                                         NOTE: Please sign exactly as name appears hereon and be
                                                                         sure to date the proxy.  If shares are held in the name of more than one person, all holders must sign.  Executors,
                                                                         administrators, trustees, guardians and corporate officers must give full title as such.

                                                                         PLEASE SIGN, DATE AND MAIL THIS PROXY IN THE ENCLOSED
                                                                         RETURN ENVELOPE AS PROMPTLY AS POSSIBLE.


                                                                         -----------------------------------------------------------
                                                                         SIGNATURE
                                                                                                                                2001
                                                                         -----------------------------------------------------------
                                                                         SIGNATURE IF HELD JOINTLY              DATE


--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

                                       REMINDER
                             CHICAGO RIVET & MACHINE CO.
            P.O. BOX 3061, 901 FRONTENAC ROAD, NAPERVILLE, ILLINOIS 60566

P                           -----------------------------
                 PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
R
   The undersigned hereby constitutes and appoints John A. Morrissey, Walter W. O Morrissey and John R. Madden, and each of them, as the proxies and representatives of the undersigned, with full power of substitution, to vote X all common shares of Chicago Rivet & Machine Co. which the undersigned would be entitled to vote, with all powers which the undersigned would have if Y personally present, at the Annual Meeting of Shareholders to be held on May
   8, 2001, and at any adjournments or postponements thereof, as designated below.


   1. Election of the following seven directors:  John A. Morrissey, Walter W.         COMMENTS: (change of address)
   Morrissey, John C. Osterman, William T. Divane, Jr., John R. Madden,
   Edward L. Chott and Nirendu Dhar.                                                   ----------------------------------------

   Except with respect to any nominee for whom authority to vote is withheld, a        ----------------------------------------
   vote FOR ALL NOMINEES includes discretionary authority (i) to cumulate votes
   selectively among the nominees, and (ii) to vote for a substituted nominee if       ----------------------------------------
   any of the nominees listed becomes unable or unwilling to serve.
                                                                                       ----------------------------------------
   2. In their discretion, upon such other matters as may properly come before         (If you have written in the above space,
   the meeting.                                                                        please mark the corresponding box on the
                                                                                       reverse side of this card.)

   YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOX ON THE REVERSE SIDE.             SEE REVERSE
   IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES.                                           SIDE



   -----------------------------------------------------------------------------
                             FOLD AND DETACH HERE

                                                                            6040

[X] PLEASE MARK YOUR
    VOTES AS IN THIS
    EXAMPLE.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED BELOW.  IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL
NOMINEES.
------------------------------------------------------------------------------------------------------------------------------------
                                    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR SUCH NOMINEES.
------------------------------------------------------------------------------------------------------------------------------------
             FOR ALL NOMINEES      WITHHELD as to
         (except as marked below)   ALL NOMINEES
1. Election of     [  ]                 [  ]          2. In their discretion, the Proxies are authorized to
   Directors                                             vote upon such other business as may properly
    (See Reverse)                                        come before the meeting.

To withhold authority to vote for any individual
nominee, write that nominee's name on the line
below.                                                                                                      Change of Address/
                                                                                                              Comments on    [  ]
------------------------------------------                                                                    Reverse Side

------------------------------------------------------------------------------------------------------------------------------------

                                                                         The signer hereby revokes all proxies heretofore given by
                                                                         the signer to vote at said meeting or any adjournments or
                                                                         postponements thereof.

                                                                         NOTE: Please sign exactly as name appears hereon and be
                                                                         sure to date the proxy.  If shares are held in the name of more than one person, all holders must sign.  Executors,
                                                                         administrators, trustees, guardians and corporate officers must give full title as such.

                                                                         PLEASE SIGN, DATE AND MAIL THIS PROXY IN THE ENCLOSED
                                                                         RETURN ENVELOPE AS PROMPTLY AS POSSIBLE.


                                                                         -----------------------------------------------------------
                                                                         SIGNATURE
                                                                                                                               2001
                                                                         -----------------------------------------------------------
                                                                         SIGNATURE IF HELD JOINTLY              DATE


--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE